UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2020

INTERNATIONAL BANCSHARES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Texas	000-09439	74-2157138
(State or other Jurisdiction	(Commission File	(I.R.S. Employer
of incorporation or organization)	Number)	Identification No.)

1200 San Bernardo, Laredo, Texas	78040-1359
(Address of principal executive offices)	(ZIP Code)

(Registrant’s telephone number, including area code)   (956) 722-7611

None

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, $1.00 par value	IBOC	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below);

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 250.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On May 8, 2020, International Bancshares Corporation (“IBC”) issued a news release announcing that, on May 5, 2020, IBC’s Board of Directors approved holding IBC’s 2020 Annual Shareholders Meeting in-person, as previously planned and disclosed.

The news release attached hereto and filed herewith as Exhibit 99, is incorporated herein by reference.

All of the information furnished in Item 8.01 of this report and the accompanying exhibits is also intended to be included under “Item 7.01 — Regulation Fair Disclosure,” shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, is not subject to the liabilities of that section, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

99	News Release of International Bancshares Corporation dated May 8, 2020, entitled, “International Bancshares Corporation Confirms 2020 Annual Shareholders Meeting to Be Held In-Person”

EXHIBIT INDEX

Exhibit Number	Description	Page Number

99	News Release of International Bancshares Corporation dated May 8, 2020, entitled, “International Bancshares Corporation Confirms 2020 Annual Shareholders Meeting to Be Held In-Person.”	5
104	Cover Page Interactive Data File (embedded within the Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL BANCSHARES CORPORATION
(Registrant)

	By:	/s/ Dennis E. Nixon
Dennis E. Nixon, President and
CEO

May 8, 2020

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